STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2004-HC1

Payment Number	1
Beginning Date of Collection Period	01-Aug-04
End Date of Collection Period	31-Aug-04
Payment Date	20-Sep-04
Previous Payment Date	n/a

Funds Disbursement
Collected Funds	32,438,271.56
Available Payment Amount	32,123,864.42
Principal Collections	27,731,080.52
Interest Collections (net of servicing fee)	4,392,783.90
Net of Principal Recoveries	4,392,783.90
Principal Recoveries	0.00
Servicing Fee	314,407.14
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	32,438,271.56
Interest Paid to Notes	901,191.98
Principal Paid to Notes	31,222,672.44
Transferor - pursuant to 5.01 (a) (xii)	0.00
Servicing Fee	314,407.14

Pool Balance
Beginning Pool Balance	754,577,133.16
Principal Collections (including repurchases)	27,731,080.52
Additional Principal Reduction Amount	0.00
Ending Pool Balance	726,846,052.64

Collateral Performance
Cash Yield (% of beginning balance)	7.49%
Loss Rate (net of principal recoveries; % of beginning balance)	0.00%
Net Yield	7.49%
Realized Losses	-
Cumulative Realized Losses	-
Cumulative Loss Percentage	0.00%
Delinquent Loans
One Payment Principal Balance of loans	4,492,852.76
One Payment Number of loans	38
Two Payments Principal Balance of loans	203,294.00
Two Payments Number of loans	2
Three+ Payments Principal Balance of loans	0.00
Three+ Payments Number of loans	-

Two Payments-Plus Delinquency Percentage	0.03%
Two Payments-Plus Rolling Average	0.03%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	6,159
Number outstanding end of period	5,965
Number of REO as of the end of the Collection Period	-
Principal Balance of REO as of the end of the Collection Period	0.00

Overcollateralization
Begin OC Amount	83,003,133.16
OC Release Amount	0.00
Extra Principal Payment Amount	3,491,591.92
End OC Amount	86,494,725.08

Target OC Amount	109,413,684.31
Interim OC Amount	83,003,133.16
Interim OC Deficiency	26,410,551.15

Monthly Excess Cashflow	3,491,591.92
Principal Payment Amount	27,731,080.52
Principal Collections	27,731,080.52
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	754,577,133.16
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.63000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.98000%
Class A Note Rate	1.98000%
Class M Formula Rate (1-mo. Libor plus 50bps)	2.13000%
Class M Note Rate	2.13000%
Available Funds Cap	9.31125%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	47.811783
2. Principal Payment per $1,000	46.491783
3. Interest Payment per $1,000	1.320000

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.98000%
2. Days in Accrual Period	24

3. Class A Interest Due	692,248.92
4. Class A Interest Paid	692,248.92
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	524,431,000.00
2. Class A Principal Due	24,381,732.07
3. Class A Principal Paid	24,381,732.07
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	500,049,267.93

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	100.000000%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	95.350822%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	68.797136%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	47.911783
2. Principal Payment per $1,000	46.491783
3. Interest Payment per $1,000	1.420000

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	2.13000%
2. Days in Accrual Period	24

3. Class M Interest Due	208,943.06
4. Class M Interest Paid	208,943.06
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	147,143,000.00
2. Class M Principal Due	6,840,940.37
3. Class M Principal Paid	6,840,940.37
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	140,302,059.63

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	100.000000%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	95.350822%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	19.302858%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2004-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of August 27, 2004 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2004-HC1, the Servicer, HSBC Bank USA, National Association as Administrator
and U.S. Bank National Association as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on September 20, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of September, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer